UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2011

CITIBANK OMNI-S MASTER TRUST
 (Exact name of Registrant as specified in its charter)

NEW YORK	000-24776	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Citi Omni-S Finance LLC 701 East 60th Street, North P.O. Box 6034, MC 1251, Room A Sioux Falls, South Dakota	57117
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:  (605) 331-2671
(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Pursuant to Section 13 of the Defeasance Trust Agreement Series 2002-3 relating to the Citibank Omni-S Master Trust Series 2002-3, dated as of December 6, 2005 (the “Trust Agreement”), among Citi Omni-S Finance LLC, as Seller (the “Seller”), Citibank (South Dakota), National Association, a national banking association, as Servicer (the “Servicer”), and The Bank of New York Mellon, a New York banking corporation, as Trustee (in such capacity, the “Trustee”), as Securities Intermediary (in such capacity, the “Securities Intermediary”), and as Paying Agent (in such capacity, the “Paying Agent”), the Servicer, the Seller, the Trustee, the Securities Intermediary and the Paying Agent have elected to effect certain amendments to the Trust Agreement pursuant to the Third Amendment to Defeasance Trust Agreement Series 2002-3, dated as of January 26, 2011 (the “Amendment”). The above-mentioned Amendment is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Third Amendment to Defeasance Trust Agreement Series 2002-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK OMNI-S MASTER TRUST,
(Registrant)

By:  Citi Omni-S Finance LLC, as Seller

By:         /s/  Douglas C. Morrison
Douglas C. Morrison
President

Dated:  January 26, 2011

Index to Exhibits

Exhibit No.	Description

4.1	Third Amendment to Defeasance Trust Agreement Series 2002-3